UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-A

FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES

PURSUANT TO SECTION 12(b) OR (g) OF THE

SECURITIES EXCHANGE ACT OF 1934

APT Systems, Inc.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

99-0370904

(IRS Employer Identification No.)

16904 76 Street, Edmonton, AB Canada T5Z 3Z9

(Address of registrant’s principal executive offices)

Securities to be registered pursuant to Section 12(b) of the Act: Not applicable

Title of each class	Name of each exchange on which
to be so registered	each class is to be registered

___________________________________	___________________________________
___________________________________	___________________________________
___________________________________	___________________________________

If this form relates to the registration of a class of Securities pursuant to Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A.(c), check the following box. ☐

If this form relates to the registration of a class of securities pursuant to Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d), check the following box. ☒

Securities Act registration statement file number to which this form relates: 333-181597

Securities to be registered pursuant to Section 12(g) of the Act:

Common Stock

(Title of class)

INFORMATION REQUIRED IN REGISTRATION STATEMENT

Item 1. Description of Registrant’s Securities to be Registered

The Registrant hereby incorporates its filing pursuant to Rule 424(b), dated December 5, 2012.

Item 2. Exhibits

The Registrant hereby incorporates its filings pursuant to Form S-1, dated May 23, 2012, July 23, 2012, August 3, 2012, September 24, 2012, September 25, 2012, October 15, 2012, November 2, 2012 and November 16, 2012.

SIGNATURES

Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.

APT Systems, Inc.

By:/s/ Glenda Dowie	December 7, 2012
______________________________
Glenda Dowie, President and Chief Executive Officer

By:/s/ Joseph Gagnon	December 7, 2012
______________________________
Joseph Gagnon, Secretary and Chief Financial Officer

By:/s/ Carl Hussey	December 7, 2012

Carl Hussey, Treasurer and Principal Accounting Officer

*Print the name and title of the signing officer under his signature.